UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2010

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-446-6807
________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2010, Constitution Mining Corp. (the “Company”) entered into Amendment No. 1 (the “Amendment”), dated as of April 1, 2010, to the previously announced Asset Purchase Agreement (the “Purchase Agreement”) with Seabridge Gold Corporation, a Nevada corporation (“Seabridge”), Pacific Intermountain Gold Corporation, a Nevada corporation (“PIGC”), and Seabridge Gold Inc., a Canadian corporation (“SEA”) (collectively, Seabridge, PIGC and SEA are referred to as “Seabridge”).

The Amendment, among other things, (i) updates the list of Seabridge’s interests in certain exploration properties located in Nevada and certain contracts related thereto, which the Company intends to purchase pursuant to the Purchase Agreement, and (ii) provides that, if the closing of the transaction does not occur by September 30, 2010, the parties may terminate the Purchase Agreement.

In addition, under the terms of the Amendment, the Company has agreed to (i) pay to Seabridge US$302,206, which amount represents the property fees due to the Bureau of Land Management in July 2010 (the “BLM Fees”) related to certain of the assets the Company intends to acquire, and (ii) reimburse Seabridge for all costs (the “Additional Holding Costs”) of maintaining Seabridge’s interests in the purchased properties, including amounts paid by Seabridge under contracts related to those properties.  The BLM Fees and the reimbursement of the Additional Holding Costs will not be credited against the purchase price to be paid under the Purchase Agreement and are not refundable in the event that the transactions contemplated by the Purchase Agreement are not consummated.  In addition, in the event that the BLM Fees or the Additional Holding Costs are not timely delivered to Seabridge, Seabridge will have a right to terminate the Purchase Agreement.

The foregoing description of the Purchase Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is listed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and by the Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On July 14, 2010, the Company issued a press release announcing the signing of the Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.            Description

10.1
Asset Purchase Agreement, dated as of April 1, 2010, made among Seabridge Gold Corporation, Pacific Intermountain Gold Corporation, Seabridge Gold Inc. and Constitution Mining Corp. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constitution Mining Corp. on April 5, 2010).

10.2
Amendment No. 1, dated as of July 13, 2010, to Asset Purchase Agreement between Seabridge Gold Corporation, Pacific Intermountain Gold Corporation, Seabridge Gold Inc. and Constitution Mining Corp. dated as of April 1, 2010.

99.1	Press Release Issued by Constitution Mining Corp. on July 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/         Kenneth Phillippe
Name:  Kenneth Phillippe
Title:    Chief Financial Officer

Date:    July 14, 2010

EXHIBIT INDEX

Exhibit No.            Description

10.1
Asset Purchase Agreement, dated as of April 1, 2010, made among Seabridge Gold Corporation, Pacific Intermountain Gold Corporation, Seabridge Gold Inc. and Constitution Mining Corp. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constitution Mining Corp. on April 5, 2010).

10.2
Amendment No. 1, dated as of July 13, 2010, to Asset Purchase Agreement between Seabridge Gold Corporation, Pacific Intermountain Gold Corporation, Seabridge Gold Inc. and Constitution Mining Corp. dated as of April 1, 2010.

99.1	Press Release Issued by Constitution Mining Corp. on July 14, 2010.